UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

                                December 5, 2000

                Date of Report (Date of earliest event recorded)

                                BB&T Corporation

             (Exact name of registrant as specified in its charter)

                         Commission file number: 1-10853

                            North Carolina 56-0939887
          (State of Incorporation) (I.R.S. Employer Identification No.)

                             200 West Second Street
                       Winston-Salem, North Carolina 27101

               (Address of Principal Executive Offices) (Zip Code)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------

                           This Form 8-K has 34 pages.

Item 5.   Other Events

BB&T to acquire Century South Banks of Alpharetta, Ga.

     WINSTON-SALEM, N.C. - BB&T Corporation (NYSE: BBT) today said it plans to buy Century South Banks Inc. (NASDAQ: CSBI) of Alpharetta, Ga., in a $428.2 million stock swap. The acquisition would expand BB&T's Georgia franchise in fast-growing metropolitan Atlanta and the Savannah, Macon and north Georgia areas.

     Century South Banks, with $1.6 billion in assets, operates 40 banking offices in Georgia, North Carolina, Tennessee and Alabama through 12 community banks.

     The transaction, approved by the directors of both companies, is valued at $30.81 per Century South share based on BB&T's closing price Monday of $33.13. The exchange ratio will be fixed at .93 BB&T share for each Century South share. The transaction will be accounted for as a pooling-of-interests.

     "BB&T and Century South share remarkably similar operating philosophies and core values," said BB&T Chairman and Chief Executive Officer John Allison. "This acquisition extends BB&T's presence in the most attractive markets of metro Atlanta and northward toward our existing operations in northwest Georgia and South Carolina."

     The acquisition also would enhance BB&T's entry into Tennessee by adding three branch offices in Polk County. BB&T announced in August it would buy Knoxville-based BankFirst Corp.

     Century South was founded in 1982 as Dahlonega Bancorp. It changed its name to Century South Banks Inc. in 1989. In 1997, it merged with Bank Corporation of Georgia to form a $1 billion company.

     Century South customers will be introduced to BB&T's broad product and services line, which includes insurance, mutual funds, trust, online banking, annuities, investment banking, retail brokerage, treasury services, international banking and leasing.

     "The great thing about this merger is that it combines two high performers that believe strongly in customer-focused community banking," said Joseph W. Evans, president and chief executive officer of Century South Banks. "Our customers will continue to get the same personalized attention they always have, and now they'll also be able to take advantage of all the products and services offered by the country's 18th largest financial holding company."

     More than one-third of Century South's deposits are based in metro Atlanta, where more jobs are expected to be created over the next 25 years than any city in the country. BB&T currently controls the seventh largest share of deposits in metro Atlanta.

     Nearly one-fourth of Century South's deposits come from Savannah and Macon, Georgia's second and third fastest growing metropolitan statistical areas and cities where BB&T also has a strong presence.

     The Century South merger would give BB&T the No. 7 market share in Georgia.

     BB&T plans to create a new community bank region in northern Georgia. Its management team will mostly be made up of Century South employees. BB&T currently has 23 autonomous regions - each with its own president - which operate like community banks. Nearly all lending decisions are made locally.

     In Georgia, Century South operates banking offices in the following counties: Bibb, Coweta, Macon, Peach, Chatham, Effingham, Lumpkin, Madison, Dawson, Gilmer, Fannin, Franklin, Hall and Gwinnett.

     Century South's  remaining  banking offices are in the following  counties:
Calhoun County, Ala.; Haywood, Jackson and Cherokee counties, N.C.; and Polk County, Tenn.

     The merger, which is subject to the approval of Century South shareholders and banking regulators, is expected to be completed in the second quarter of 2001.

     Winston-Salem-based  BB&T  Corporation,   with  $56.7  billion  in  assets,
operates 822 banking offices in the Carolinas, Virginia, Maryland, Georgia, West Virginia, Kentucky and Washington, D.C.

     This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections.
     Please refer to BB&T's filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T's forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.
     BB&T's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of BB&T's news releases or to retrieve a specific release call 1-800-758-5804, extension 809325.

     The foregoing may be deemed to be offering materials of BB&T Corporation in connection with BB&T's proposed acquisition of Century South Banks Inc., on the terms and subject to the conditions in the Agreement and Plan of Reorganization, dated Dec. 4, 2000, between BB&T and Century South Banks Inc. This disclosure is being made in connection with Regulation of Takeovers and Security Holder Communications (Release Nos. 33-7760 and 34-42055) adopted by the Securities and Exchange Commission ("SEC").
     Shareholders of Century South Banks Inc. and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4, which BB&T will file with the SEC in connection with the proposed merger because it will contain important information about BB&T, Century South Banks Inc., the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters.
     After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC web site (http://www.sec.gov) and from BB&T and Century South Banks Inc. as follows:
     Alan W. Greer, Shareholder Reporting, BB&T Corporation, P.O. Box 1290, Winston-Salem, N.C., 27102. Telephone: (336) 733-3021.
     Stephen W. Doughty, Chief Financial Officer, Century South Banks Inc., 2325 Lakeview Parkway, Suite 450, Alpharetta, Ga., 30004. Telephone: (678) 624-1366.

     In addition to the proposed registration statement and proxy statement/prospectus, BB&T and Century South Banks Inc. file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by either company at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York, N.Y. and Chicago, Ill.
     Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. BB&T's and Century South Bank's filings with the SEC are also available to the public from commercial document-retrieval services and on the SEC's web site at http://www.sec.gov.

                                      BB&T
                                      and
                           Century South Banks, Inc.
                                 Alpharetta, GA
                          Expanding a Great Franchise
                               Analyst Presentation
                                December 5, 2000

                          Forward-Looking Information

BB&T has made forward-looking statements in the accompanying analyst presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of BB&T, and on the information available to management at the time the analyst presentation materials were prepared. In particular, the analyst materials in this report include statements regarding estimated earnings per share of BB&T on a stand alone basis, expected cost savings from the merger, estimated restructuring charges relating to the merger, estimated increases in Century South Banks, Inc.'s fee income ratio, the anticipated accretive effect of the merger, and BB&T's anticipated performance in future periods. With respect to estimated cost savings and restructuring charges, BB&T has made assumptions about, among other things, the extent of operational overlap between BB&T and Century South Banks, Inc., the amount of general and administrative expense consolidation, costs relating to converting Century South Banks, Inc.'s bank operations and data processing to BB&T's systems, the size of anticipated reductions in fixed labor costs, the amount of severance expenses, the extent of the charges that may be necessary to align the companies' respective accounting reserve policies, and the cost related to the merger. The realization of cost savings and the amount of restructuring charges are subject to the risk that the foregoing assumptions are inaccurate.

Any statements in the accompanying exhibit regarding the anticipated accretive effect of the merger and BB&T's anticipated performance in future periods are subject to risks relating to, among other things, the following possibilities:
(1) expected cost savings from this merger or other previously announced mergers may not be fully realized or realized within the expected time frame; (2) deposit attrition, customer loss or revenue loss following proposed mergers may be greater than expected; (3) competitive pressure among depository and other financial institutions may increase significantly; (4) costs or difficulties related to the integration of the businesses of BB&T and its merger partners, including Century South Banks, Inc., may be greater than expected; (5) changes in the interest rate environment may reduce margins; (6) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality, or a reduced demand for credit; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BB&T and Century South Banks, Inc., are engaged; (8) adverse changes may occur in the securities markets; and (9) competitors of BB&T and Century South Banks, Inc., may have greater financial resources and develop products that enable such competitors to compete more successfully than BB&T and Century South Banks, Inc.

BB&T believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations. Such statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder value of BB&T following completion of the merger may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond management's ability to control or predict.

                                     Outline
-           Background and transaction terms
-           Financial Data
-           Rationale and strategic objectives
-           Investment criteria
-           Summary

                             BB&T Corporation (BBT)
-           $59.7 billion financial holding company*
- 899 branch locations in NC, SC, VA, GA, MD, WV, KY, TN and the District of Columbia*

                                              For 3 months
                                             ended 9/30/00**
                                             -------------

-           ROA                                 1.61%
-           Cash Basis ROA                      1.74%
-           ROE                                20.25%
-           Cash Basis ROE                     25.53%
-           Cash Basis Efficiency Ratio        49.40%

*Includes the pending acquisitions of FCNB Corp, BankFirst Corporation, and
 FirstSpartan Financial Corp.
**Recurring Earnings

                        Century South Banks, Inc. (CSBI)
-           $1.6 billion bank holding company
- 40 locations - 31 banking offices in Georgia, 3 in Tennessee, 4 in North Carolina, and 2 in Alabama

                                             For 3 months
                                            ended 9/30/00*
                                            -------------


-           ROA                                 1.31%
-           Cash Basis ROA                      1.36%
-           ROE                                13.70%
-           Cash Basis ROE                     14.19%
-           Cash Basis Efficiency Ratio        62.88%

*Recurring Earnings

                            Pro Forma Company Profile

-           Size:       $61.3 billion in assets
                        $14.1 billion in market capitalization*

-           Offices:    NC:    339
                        VA:    142
                        GA:    133
                        SC:    101
                        WV:     85
                        MD:     84
                        TN:     35
                        KY:     10
                        DC:      8
                        AL:      2
                        ----------
                        Total  939

*Based on closing prices as of 12/04/00

                            Terms of the Transaction

                            Terms of the Transaction
- Purchase price:         $30.81 per share*
- Aggregate value:        $428.2 million*
- Consideration:          Fixed exchange ratio of .93 of a share of BB&T common
                          stock for each CSBI share
- Structure:              Tax-free exchange of stock equal to 100% of purchase
                          price
- Accounting Treatment:   Transaction will be accounted for as a pooling-of-
                          interests
- Lock-up provision:      Termination fee
- Expected closing:       Second quarter 2001

*Based on BB&T's closing stock price of 33.125 as of 12/04/00

                                         Pricing

-           Purchase price               $30.81
-           Premium/market                26.7%*
-           Price/9-30-00 stated book      2.71x
-           Price/LTM EPS                 22.99x
-           Price/LTM Core EPS            20.40x
-           BB&T shares issued            12.9 million**


*Based on CSBI's closing stock price of $24.3125 as of 12/04/00
**BB&T shares issued based on CSBI shares outstanding adjusted for stock options using the treasury method.


                            Acquisition Comparables*

             Comparable Acquisitions Announced since January 1, 2000
               with Deal Value Between $100 Million and $1 Billion



                                                                 Date         Seller                 Deal Value/   Deal Pr/    Deal
               Buyer                       Seller              Announced   Total Assets   Deal Value    Assets     Stock Pr    Pr/Bk
               -----                       ------              ---------   ------------   ----------    ------     --------    -----
                                                                               ($M)          ($M)        (%)         (%)        (%)

Carolina First Corporation      Anchor Financial Corp.          1/10/2000      1,223.8       303.7      24.82       37.37      327.2
Wells Fargo & Co.               First Commerce Bancshares Inc.   2/2/2000      2,545.6       479.7      18.84        8.94      191.7
Huntington Bancshares Inc.      Empire Banc Corp.                2/7/2000        505.9       138.7      27.42       39.53      304.0
Mutual Savings Bank             First Northern Capital Corp.    2/22/2000        804.3       133.4      16.59       66.67      168.4
Harris Financial MHC            York Financial Corp.            3/28/2000      1,546.2       179.5      11.61       17.95      158.1
BancorpSouth Inc.               First United Bancshares Inc.    4/17/2000      2,666.0       455.7      17.09       42.57      175.3
Prudential Plc                  Highland Bancorp Inc.           4/25/2000        654.8       113.5      17.33       47.54      224.0
Queens County Bancorp Inc.      Haven Bancorp Inc.              6/27/2000      2,965.9       186.5       6.29        9.16      169.1
U.S. Bancorp                    Scripps Financial Corp.         6/27/2000        643.3       155.5      24.17       29.45      325.6
Wells Fargo & Co.               Brenton Banks Inc.               7/7/2000      1,938.5       264.5      13.64          NA      191.9
M&T Bank Corp.                  Premier National Bancorp Inc.   7/10/2000      1,570.1       343.2      21.86       57.01      242.8
BB&T Corp.                      FCNB Corp.                      7/27/2000      1,593.1       216.7      13.60       -8.81      243.3
BB&T Corp.                      BankFirst Corp.                 8/23/2000        848.8       147.9      17.42        9.76      155.8
Fifth Third Bancorp             Ottawa Financial Corp.          8/31/2000      1,084.6       169.7      15.65       16.89      198.0
Compass Bancshares Inc.         FirsTier Corporation             9/5/2000        792.4       127.0      16.03          NA      455.5
BB&T Corp.                      FirstSpartan Financial Corp.     9/6/2000        585.7       102.1      17.43       31.90      144.1
Valley National Bancorp         Merchants New York Bancorp       9/6/2000      1,369.7       375.9      27.44       14.51      387.6
Union Planters Corp.            Jefferson Savings Bancorp Inc.  9/20/2000      1,634.2       146.1       8.94       26.55      111.8
Southwest Bancorp. of Texas     Citizens Bankers Inc.          10/17/2000        413.7       130.0      31.42          NA      303.6
Fifth Third Bancorp             Capital Holdings Inc.          10/25/2000      1,084.7       245.4      22.62       29.97      244.4
Wachovia Corp.                  Republic Security Financial    10/30/2000      3,397.0       342.9      10.09       17.89      165.1
Park National Corp.             Security Banc Corp.            11/21/2000        986.5       307.2      31.14       44.37      250.1
Hudson River Bancorp            Cohoes Bancorp Inc.            11/24/2000        739.3       160.7      21.74       14.71      124.8


 Average                                                                       1,373.7       227.2       18.8        27.7      228.8
 Median                                                                        1,084.7       179.5       17.4        18.0      198.0


 Deal Price: $30.81
 BB&T Corp                            Century South Banks, Inc.                1,614.5       428.2       26.5        26.7      271.2

 Over/(Under) Average Comparables                                                                         7.7        (1.0)      42.4


                                                                                           Deal Pr/   Deal Pr/
                                                                 Date           Deal Pr/      LTM     LTM Core
               Buyer                       Seller              Announced          Tg Bk       EPS       EPS
               -----                       ------              ---------          -----       ---       ---
                                                                                   (%)        (x)        (x)

Carolina First Corporation      Anchor Financial Corp.          1/10/2000         329.6      21.6       21.2
Wells Fargo & Co.               First Commerce Bancshares Inc.   2/2/2000         197.2      16.2       18.3
Huntington Bancshares Inc.      Empire Banc Corp.                2/7/2000         306.1      19.8       25.9
Mutual Savings Bank             First Northern Capital Corp.    2/22/2000         168.4      18.5       19.7
Harris Financial MHC            York Financial Corp.            3/28/2000         158.1      19.2       23.6
BancorpSouth Inc.               First United Bancshares Inc.    4/17/2000         186.7      13.6       13.7
Prudential Plc                  Highland Bancorp Inc.           4/25/2000         224.0      11.3       10.5
Queens County Bancorp Inc.      Haven Bancorp Inc.              6/27/2000         171.3      17.5       12.3
U.S. Bancorp                    Scripps Financial Corp.         6/27/2000         325.6      32.9       32.4
Wells Fargo & Co.               Brenton Banks Inc.               7/7/2000         204.0      15.4         NA
M&T Bank Corp.                  Premier National Bancorp Inc.   7/10/2000         250.9      16.5       16.7
BB&T Corp.                      FCNB Corp.                      7/27/2000         259.7      19.5       18.7
BB&T Corp.                      BankFirst Corp.                 8/23/2000         159.0      16.1       20.0
Fifth Third Bancorp             Ottawa Financial Corp.          8/31/2000         230.4      16.9       16.9
Compass Bancshares Inc.         FirsTier Corporation             9/5/2000         455.5      19.3         NA
BB&T Corp.                      FirstSpartan Financial Corp.     9/6/2000         144.1      15.2       15.2
Valley National Bancorp         Merchants New York Bancorp       9/6/2000         389.1      18.1       18.1
Union Planters Corp.            Jefferson Savings Bancorp Inc.  9/20/2000         131.1      12.3       12.3
Southwest Bancorp. of Texas     Citizens Bankers Inc.          10/17/2000         308.0      23.2         NA
Fifth Third Bancorp             Capital Holdings Inc.          10/25/2000         244.4      20.8       20.8
Wachovia Corp.                  Republic Security Financial    10/30/2000         184.7      13.5       14.9
Park National Corp.             Security Banc Corp.            11/21/2000         274.7      18.1       18.1
Hudson River Bancorp            Cohoes Bancorp Inc.            11/24/2000         125.9      25.7       21.0


 Average                                                                          236.0      18.3       18.5
 Median                                                                           224.0      18.1       18.1


 Deal Price: $30.81
 BB&T Corp                            Century South Banks, Inc.                   290.6      23.0       20.4

 Over/(Under) Average Comparables                                                  54.6       4.7        1.9

* Source for acquisition comparables:  SNL Securities.


                          Comparable Acquisitions Announced in the Southeast since June 1, 2000 with Seller Assets over $50 Million



                                                                  Date          Seller                  Deal Value/  Deal Pr/   Deal
                    Buyer                      Seller           Announced    Total Assets  Deal Value     Assets     Stock Pr  Pr/Bk
                                                                                 ($M)         ($M)          (%)        (%)      (%)

First Community Bcshs Inc.      Citizens Southern Bank           6/27/2000        64.6         6.5        10.14          NA    131.0
RHBT Financial Corp.            Ridgeway Bancshares Inc.         6/28/2000        64.5        13.7        21.26          NA    194.9
F&M National Corp.              Atlantic Financial Corp.          7/6/2000       385.5        71.7        18.60       22.53    162.2
FNB Corp.                       CNB Holdings Inc.                7/11/2000        51.1        10.1        19.97       32.50    165.4
Citco Community Bkshrs, Inc.    Twin City Bancorp                7/18/2000       121.2        20.2        16.67       11.09    139.8
FNB Corp.                       SWVA Bancshares Inc.              8/8/2000        83.1         8.7        10.47      149.23    129.5
Whitney Holding Corp.           Prattville Fncl. Srvcs. Corp.     8/8/2000       165.7        40.5        24.44          NA    179.7
BB&T Corp.                      BankFirst Corp.                  8/23/2000       848.8       147.9        17.42        9.76    155.8
BB&T Corp.                      FirstSpartan Financial Corp.      9/6/2000       585.7       102.1        17.43       31.90    144.1
Synovus Financial Corp.         Carolina Southern Bank           9/19/2000       212.4        64.1        30.18       28.10    272.4
First Sterling Banks Inc.       Walton Bank & Trust Co           9/26/2000        58.4        15.0        25.71          NA    240.9
Capital City Bank Group Inc.    First Bkshrs of W Point Inc.     9/26/2000       146.5        16.9        11.54          NA    108.7
SouthTrust Corp.                First Bank Holding Company       9/28/2000        99.8        22.3        22.35          NA    276.2
Alabama National BanCorp.       Peoples State Bk of Groveland   10/10/2000       116.4        15.5        13.31          NA    183.0
First Bancorp                   Century Bancorp Inc.            10/20/2000       100.5        21.7        21.58       37.54    121.2
Wachovia Corp.                  Republic Security Financial     10/30/2000     3,397.0       342.9        10.09       17.89    165.1
WesBanco Inc.                   Freedom Bancshares Inc.         11/24/2000        97.2        11.0        11.31          NA    146.2


 Average                                                                         388.1        54.8         17.8        37.8    171.5
 Median                                                                          116.4        20.2         17.4         9.8    162.2


 Deal Price: $30.81
 BB&T Corp                      Century South Banks, Inc.                      1,614.5       428.2         26.5        26.7    271.2

 Over/(Under) Average Comparables                                                                            8.7       (11.1)   99.7



                                                                                                     Deal Pr     Deal Pr/
                                                                  Date                  Deal Pr/       LTM       LTM Core
                    Buyer                      Seller           Announced               Tg Bk          EPS          EPS
                                                                                         (%)           (x)           (x)

First Community Bcshs Inc.      Citizens Southern Bank           6/27/2000              131.0            NA         30.4
RHBT Financial Corp.            Ridgeway Bancshares Inc.         6/28/2000              206.6            NA         13.6
F&M National Corp.              Atlantic Financial Corp.          7/6/2000              166.0          16.5         17.6
FNB Corp.                       CNB Holdings Inc.                7/11/2000                 NA          50.5         55.8
Citco Community Bkshrs, Inc.    Twin City Bancorp                7/18/2000              139.8          16.7         16.7
FNB Corp.                       SWVA Bancshares Inc.              8/8/2000              129.5          21.5         19.9
Whitney Holding Corp.           Prattville Fncl. Srvcs. Corp.     8/8/2000              179.7            NA         25.7
BB&T Corp.                      BankFirst Corp.                  8/23/2000              159.0          20.0         16.1
BB&T Corp.                      FirstSpartan Financial Corp.      9/6/2000              144.1          15.2         15.2
Synovus Financial Corp.         Carolina Southern Bank           9/19/2000              272.4          23.4         23.4
First Sterling Banks Inc.       Walton Bank & Trust Co           9/26/2000              240.9            NA         16.9
Capital City Bank Group Inc.    First Bkshrs of W Point Inc.     9/26/2000              113.1            NA         30.3
SouthTrust Corp.                First Bank Holding Company       9/28/2000              276.2            NA         21.8
Alabama National BanCorp.       Peoples State Bk of Groveland   10/10/2000              183.0            NA         12.8
First Bancorp                   Century Bancorp Inc.            10/20/2000              121.2          21.1         21.1
Wachovia Corp.                  Republic Security Financial     10/30/2000              184.7          14.9         13.5
WesBanco Inc.                   Freedom Bancshares Inc.         11/24/2000              146.8            NA         18.6


 Average                                                                                174.6          22.2         21.7
 Median                                                                                 159.0          14.9         18.6


 Deal Price: $30.81
 BB&T Corp                      Century South Banks, Inc.                               290.6          23.0         20.4

 Over/(Under) Average Comparables                                                       116.0           0.8         (1.3)

*Source for Acquisition Comparables: SNL Securities.


                                 Financial Data

                                Financial Summary

    For Quarter Ended:      9/30/00              9/30/00
                             BB&T*                CSBI*
                             ----                 ----
ROA                          1.61%                1.31%
ROE                         20.25                13.70
Net interest margin (FTE)    4.16                 4.98
CB Efficiency ratio         49.40                62.88
Net charge-offs               .23                  .17
Reserve/NPLs               405.37               259.00
NPAs/assets                   .28                  .52

*Recurring earnings

                                Capital Strength

                               BB&T          CSBI
                             (9/30/00)     (9/30/00)
                             ---------     ---------

Equity/assets                   7.7%          9.7%

Leverage capital ratio          6.9%          9.3%

Total risk-based capital       12.1%         14.3%

                            Rationale For Acquisition

- BB&T has an announced strategy to pursue in-market (Carolinas/Virginia/West Virginia/DC/Maryland/Georgia/ Tennessee) and contiguous state acquisitions of high quality banks and thrifts in the $250 million to $10 billion range. The acquisition of Century South Banks, Inc. is consistent with this strategy.
- This acquisition is very consistent with past acquisitions which we have successfully executed, i.e. it fits our model.
- Century South provides BB&T with an enhanced market presence in the high growth Metro Atlanta, Savannah, Dalton, and Macon markets.

                             Strategic Objectives
           The key strategic objectives achieved in this acquisition:

-     Increases market share in BB&T's existing Georgia markets
-     Improves efficiency
      - 35% cost savings fully realized in the first 12 months of operations following conversion
- Utilizes Century South's branch franchise to sell BB&T's broad array of retail and commercial banking products to their existing customer base and expand the reach of the branch beyond Century South's traditional customer
- Increases product and market penetration through the use of BB&T's world standard sales system

                              Franchise Enhancement

-     Improves BB&T's market share from #8 to #7 in Georgia
-     Provides added presence to  BB&T's existing markets in Savannah and Macon
- Extends BB&T's branch distribution system in the most attractive markets of Metro Atlanta, and northward towards BB&T's existing operations in Dalton, Georgia and Greenville, South Carolina
- Significantly increases market share in north Georgia, specifically Gainesville and Dahlonega, giving BB&T the mass to create a third Georgia-based community bank
- Enhances BB&T's initial entry into Tennessee with branches in 3 communities that complement the operations of BB&T's pending acquisition of BankFirst Corporation
- Significant cross-sell opportunities from addition of BB&T's broad product line

                         CSBI's Distribution of Deposits
                          Percentage of Total Deposits

        [Pie Chart Displays the Following Percentage of Total Deposits]

                            Atlanta            36%
                            Savannah           11%
                            Macon              11%
                            Dalton              5%
                            Athens              5%
                            Other in Georgia    9%
                            North Carolina      9%
                            Alabama             7%
                            Tennessee           7%

                             Efficiency Improvement

                          Targeted Annual Cost Savings
                          ----------------------------
                         $18.3 million or approximately
                           35% of CSBI's expense base


                     Assumes closing of 11 of 40 locations

                           After-Tax One-Time Charges

                   One-time after-tax merger-related charges
                                 $21.0 million

                               Branch Locations

        [Map showing location of both existing and pending BB&T branches throughout AL, MD, VA, DC, WV, KY, NC, SC, TN and GA inserted here]

                                 Branch Locations

              [Map showing location of Century South Bank branches
                  throughout GA, AL, NC, and TN inserted here]

                             Market Characteristics
          [Graphic of State of Georgia inserted on left side of slide]

- Georgia is the 10th most populated state. In the past 5 years, the population gain is the 4th largest in the country.
-    Job growth in Georgia is projected to be the fastest in the Southeast.
-    Atlanta, Savannah, and Macon are Georgia's 3 fastest growing MSAs.
- With 3.76 million residents (2000 estimate), the Metro Atlanta market is the Southeast's largest and fastest growing MSA, ranking 11th in the nation.
- With a projected 267,600 new jobs created between 1995-2000, Metro Atlanta was rated as the Top Metropolitan Area for Job Creation by DRI/McGraw Hill.

                             Market Characteristics
           [Graphic of State of Georgia inserted on left side of slide with Metro Atlanta area displayed with concentric circles]

- In 1999 Metro Atlanta was ranked #1 nationally in terms of population net migration by the Bureau of Census.
- Metro Atlanta was ranked #1 nationally in terms of private building permits issued year-to-date by the Bureau of Census.
- Metro Atlanta experienced the 2nd largest population growth in the US from 1990 to 1998, behind only Los Angeles, CA.
- The US Bureau of Labor Statistics projects employment in Atlanta to increase by 1.8 million between 1998-2025, the fastest job growth in the US.
- Metro Atlanta was noted as having the "Best Economic Performance in the US" from 1997-2000 by EYKL Ernst & Young Kenneth Leventhal Group.

                            BB&T Investment Criteria

-           EPS and Cash Basis EPS (accretive by year 2)
-           Internal rate of return (15% or better)
-           Return on equity and Cash Basis ROE (accretive by year 3)
-           Return on assets and Cash Basis ROA (accretive by year 3)
-           Book value per share (accretive by year 5)
-           Must not cause combined leverage capital ratio to go below 7%

   Criteria are listed in order of importance. There are sometimes trade-offs among criteria.

                                   Assumptions

- BB&T's 2001 EPS is based on the First Call estimate of $2.46 and subsequent years are based on 12% income statement and balance sheet growth.
- CSBI's 2001 EPS, prior to acquisition effects, is based on the First Call estimate of $1.65.
- 35% annual cost savings ($18.3 million) fully realized in the first 12 months following conversion.
- Growth Rates - Following the acquisition, we have assumed a base rate of 12% income statement and balance sheet growth except for the enhancements cited below:
    - CSBI's noninterest income is grown at approximately 26% in years 1 through 5 in order to achieve a fee income ratio of 25% by year 5 and is then grown at 12% in years 6 - 10.
- CSBI's core net interest margin (non-FTE) is incrementally decreased to 4.50% by year 5 and held constant thereafter.
-   CSBI's loan loss allowance is conformed to BB&T's allowance level of 1.30%.
- CSBI's net charge-off rate for loan losses is raised to 0.35% in year 1 and is held constant thereafter.

                            Earnings Per Share Impact


                               Accretion                      Accretion
                               (Dilution)    Pro Forma        (Dilution)
                Pro Forma      Pro Forma     Cash Basis       Pro Forma
                   EPS           Shares         EPS             Shares
               -----------    -----------   ------------     ------------
2001*            $  2.45        $ (0.01)      $  2.58          $ (0.02)
2002                2.78           0.01          2.91             0.01
2003                3.11           0.01          3.24             0.01
2004                3.48           0.01          3.62             0.01
2005                3.91           0.02          4.04             0.02
2006                4.37           0.02          4.51             0.02
2007                4.90           0.02          5.03             0.02
2008                5.49           0.03          5.62             0.03
2009                6.15           0.03          6.28             0.03
2010                6.89           0.04          7.02             0.03

     Internal rate of return     17.21%
                                -------

*Recurring earnings

                                   ROE Impact 1

                                          Pro Forma
            Pro Forma                     Cash Basis
              ROE(%)        Change          ROE (%)         Change
           -----------     --------      ------------      --------
2001 2        21.38         (0.10)          26.02           (0.20)
2002          21.87          0.08           25.74            0.02
2003          21.36          0.06           24.38            0.01
2004          20.87          0.05           23.24            0.01
2005          20.47          0.07           22.32            0.04

1 The decrease in ROE results from the buildup in equity relative to assets. If consistent with attaining and maintaining a leverage capital ratio of at least 7%, BB&T may choose to leverage the balance sheet further through future purchase acquisitions.
2 Recurring earnings

                                   ROA Impact

                                            Pro Forma
           Pro Forma                        Cash Basis
            ROA (%)         Change           ROA (%)         Change
          -----------      --------        ------------     --------
2001*        1.64           (0.00)             1.75          (0.01)
2002         1.67            0.01              1.76           0.01
2003         1.67            0.01              1.75           0.01
2004         1.67            0.01              1.74           0.01
2005         1.67            0.01              1.74           0.01


*Recurring earnings

                            Book Value/Capital Impact
                Pro Forma
           Book Value Per Share
           --------------------     Pro Forma
                      Accretion     Leverage      Accretion
          Stated      (Dilution)      Ratio       (Dilution)
         --------    ------------   ----------    -----------
2001    $ 11.97       $ (0.01)        7.22%         0.02
2002      13.72         0.01          7.57          0.03
2003      15.74         0.00          7.91          0.03
2004      18.03         0.01          8.22          0.03
2005      20.61         0.03          8.49          0.04
2006      23.50         0.05          8.72          0.04
2007      26.73         0.08          8.93          0.05
2008      30.35         0.10          9.11          0.05
2009      34.41         0.13          9.26          0.05
2010      38.95         0.17          9.40          0.06

                                     Summary

-   The acquisition of Century South Banks, Inc. is a strong strategic fit:
    - It helps accomplish our goal of expanding the Georgia market; more specifically, the Atlanta MSA
    -   It fits culturally and geographically
    -   This is the type of merger we have consistently, successfully executed
-   Overall Investment Criteria are met:
    -   EPS and Cash Basis EPS accretive in year 2
    -   IRR 17.21%
    -   ROE and Cash ROE accretive in year 2
    -   ROA and Cash ROA accretive in year 2
    -   Book value accretive in year 3
    -   Combined leverage ratio remains above 7%

                                    Appendix

-  Historical Financial Data

-  Glossary

- Where to go for additional information about BB&T, Century South Banks, Inc. and the merger



Century South Banks, Inc.                                                                                 Nine months     9/30/00
Financial Summary                                                                                           ended           vs.
                                                                                                         September 30,    9/30/99
                                          1997      % Change    1998     % Change       1999    % Change      2000       % Change
                                        --------------------------------------------------------------------------------------------
Earnings Summary  (In thousands)
Interest Income (FTE)
Interest on loans & leases ............ $  87,318      N/A  $  93,921        7.6%   $   95,532       1.7%  $   86,643         22.8%
Interest & dividends on securities ....    15,807      N/A     12,929      -18.2%       13,628       5.4%      13,712         37.9%
Interest on temporary investments .....     3,093      N/A      3,055       -1.2%        1,896     -37.9%         848        -42.8%
                                        ----------          ----------              -----------            -----------
    Total interest income (FTE) .......   106,218      5.8%   109,905        3.5%      111,056       1.0%     101,203         23.4%
                                        ----------          ----------              -----------            -----------
Interest Expense
Interest expense on deposit accounts ..    46,598      N/A     46,272       -0.7%       43,824      -5.3%      41,753         28.8%
Interest on short-term borrowings .....        69      N/A         69        0.0%          569     724.6%         970        139.5%
Interest on long-term debt ............       586      N/A        547       -6.7%        1,410     157.8%       3,325        307.5%
                                        ----------          ----------              -----------            -----------
    Total interest expense ............    47,253      4.6%    46,888       -0.8%       45,803      -2.3%      46,048         36.9%
                                        ----------          ----------              -----------            -----------

Net interest income (FTE) .............    58,965      6.7%    63,017        6.9%       65,253       3.5%      55,155         14.1%
     Less taxable equivalency
       adjustment .....................     1,285               1,265                    1,066                    657
                                        ----------          ----------              -----------            -----------
Net interest income ...................    57,680      6.3%    61,752        7.1%       64,187       3.9%      54,498         14.7%
Provision for loan losses .............     5,567    125.4%     3,425      -38.5%        2,593     -24.3%       1,998          7.2%
                                        ----------          ----------              -----------            -----------
Net interest income after provision ...    52,113      0.6%    58,327       11.9%       61,594       5.6%      52,500         15.0%
                                        ----------          ----------              -----------            -----------

Noninterest Income
Service charges on deposit accounts ...     6,851      N/A      7,146        4.3%        6,674      -6.6%       5,581         12.2%
Non-deposit fees and commissions ......      --        N/A       --          N/A          --         N/A         --            N/A
G / (L) on sale of real estate &
  securities ..........................        24      N/A        393     1537.5%          474      20.6%          85        -82.0%
Other operating income ................     4,738      N/A      5,741       21.2%        5,759       0.3%       5,378         24.1%
                                        ----------          ----------              -----------            -----------
    Total noninterest income ..........    11,613      7.7%    13,280       14.4%       12,907      -2.8%      11,044         13.0%
                                        ----------          ----------              -----------            -----------

Noninterest Expense
Personnel .............................    24,383      N/A     26,891       10.3%       27,129       0.9%      23,027         13.0%
Occupancy & equipment .................     6,915      N/A      6,563       -5.1%        7,157       9.1%       5,337          0.9%
FDIC premiums .........................      --        N/A       --           N/A         --         N/A         --            N/A
Other operating expenses ..............    14,479      N/A     14,197       -1.9%       13,218      -6.9%      12,053         19.5%
                                        ----------          ----------              -----------            -----------
    Total noninterest expense .........    45,777      9.7%    47,651        4.1%       47,504      -0.3%      40,417         13.1%
                                        ----------          ----------              -----------            -----------

Net income before taxes ...............    17,949    -13.8%    23,956       33.5%       26,997      12.7%      23,127         17.5%
Income taxes ..........................     5,136               7,936                   8,935                  7,629
Net income before nonrecurring
                                        ----------          ----------              -----------            -----------
  charges .............................    12,813    -14.1%    16,020       25.0%       18,062      12.7%      15,498         17.4%
                                        ----------          ----------              -----------            -----------
Nonrecurring charges ..................      (438)              1,174                   (2,282)                   --
                                        ----------          ----------              -----------            -----------
    Net income ........................ $  12,375    -17.0%  $ 17,194       38.9%       15,780      -8.2%      15,498         17.4%
                                        ==========          ==========              ===========            ===========

Basic EPS .............................    $ 0.93    -17.7%  $   1.28       37.6%  $      1.17      -8.6%   $    1.13         15.9%
Diluted EPS ...........................      0.91    -17.8%      1.26       38.3%         1.16      -8.0%        1.12         15.6%
Diluted EPS before nonrecurring
  charges .............................      0.94    -14.9%      1.18       24.5%         1.33      13.0%        1.12         15.6%

Book value ............................ $    9.35      7.6%  $  10.15        8.6%  $     10.22       0.7%    $  11.36          8.0%

EOP shares ............................    13,331              13,467                   13,318                 13,731
Basic shares ..........................    13,303              13,430                   13,490                 13,695
Diluted shares ........................    13,567              13,626                   13,590                 13,837

N/A - NOT AVAILABLE

                                                                              33

Century South Banks, Inc.                                                                               Nine months     9/30/00
Financial Summary                                                                                         ended           vs.
                                                                                                       September 30,    9/30/99
                                        1997      % Change    1998     % Change       1999    % Change      2000       % Change
                                      --------------------------------------------------------------------------------------------

Average Balance Sheet
(In thousands)
Assets
Loans ............................... $   827,281      8.3%  $  907,818      9.7%  $   971,521       7.0%  $1,167,543         21.6%
Securities ..........................     237,887     -1.5%     197,624    -16.9%      215,943       9.3%     278,206         32.2%
Other earning assets ................      59,315     28.1%      54,624     -7.9%       37,844     -30.7%      14,151        -64.9%
    Total interest-earning
                                      ------------           -----------           ------------            -----------
      assets ........................   1,124,483      6.9%   1,160,066      3.2%    1,225,308       5.6%   1,459,900         20.6%
                                      ------------           -----------           ------------            -----------
Goodwill & other intangibles ........        --        N/A        6,570      N/A         4,397     -33.1%      10,172        129.0%
Other assets ........................      92,629     -4.7%      91,126     -1.6%       88,569      -2.8%      86,988         -1.5%
                                      ------------           -----------           ------------            -----------
    Total assets .................... $ 1,217,112      5.9%  $1,257,762      3.3%  $ 1,318,274       4.8%  $1,557,060         19.5%
                                      ============           ===========           ============            ===========

Net interest margin FTE .............         5.2%                  5.4%                   5.3%                   5.0%

Securities as a percent of
  earning assets ....................        21.2%                 17.0%                  17.6%                  19.1%


Liabilities & Shareholders' Equity
Interest-bearing deposits:
Money Market & NOW .................. $   250,561     14.0%  $  288,866     15.3%  $   311,481       7.8%  $  374,174         21.6%
Savings .............................      84,852      2.7%      68,458    -19.3%       68,001      -0.7%      74,647          9.6%
CD's and other time .................     600,938      3.7%     593,783     -1.2%      595,778       0.3%     691,638         17.0%
                                      ------------           -----------           ------------            -----------
    Total interest-bearing
      deposits ......................     936,351      6.2%     951,107      1.6%      975,260       2.5%   1,140,459         18.0%
Short-term borrowed funds ...........         833    -58.5%         895      7.4%       10,955    1124.0%      20,341         91.4%
Long-term debt ......................       9,701    -27.2%      10,608      9.3%       25,006     135.7%      71,877        265.4%
                                      ------------           -----------           ------------            -----------
    Total interest-bearing
      liabilities ...................     946,885      5.5%     962,610      1.7%    1,011,221       5.0%   1,232,677         23.6%

Demand deposits .....................     139,255      6.7%     152,006      9.2%      154,992       2.0%     159,528          3.3%
Other liabilities ...................      10,806    -15.5%      11,955     10.6%       13,090       9.5%      15,626         26.2%
                                      ------------           -----------           ------------            -----------
    Total liabilities ...............   1,096,946      5.4%   1,126,571      2.7%    1,179,303       4.7%   1,407,831         21.0%
                                      ------------           -----------           ------------            -----------

Preferred equity ....................        --                    --                     --                     --
Common equity .......................     120,166               131,191                138,971                149,229
                                      ------------           -----------           ------------            -----------
    Total equity ....................     120,166     10.9%     131,191      9.2%      138,971       5.9%     149,229          7.1%
                                      ------------           -----------           ------------            -----------
                                      ------------           -----------           ------------            -----------
Total liabilities & shareholders'
  equity ............................ $ 1,217,112      5.9%  $1,257,762      3.3%  $ 1,318,274       4.8%  $1,557,060         19.5%
                                      ============           ===========           ============            ===========

Other int-liab. as a percent of
  total assets                                0.9%                  0.9%                   2.7%                   5.9%


                                                                              34


Century South Banks, Inc.                                                                                  Nine months     9/30/00
Financial Summary                                                                                            ended           vs.
                                                                                                          September 30,    9/30/99
                                           1997      % Change    1998     % Change       1999    % Change      2000       % Change
                                        --------------------------------------------------------------------------------------------
Ratio Analysis

ROA ...............................           1.1%                  1.3%                   1.4%                   1.3%
ROCE ..............................          10.7%                 12.2%                  13.0%                  13.9%
Efficiency ratio ..................          64.9%                 62.8%                  61.1%                  61.1%
Adj. noninterest income /
  Adj. revenues ...................          16.4%                 17.0%                  16.0%                  16.6%
Average equity / Average assets ...           9.9%                 10.4%                  10.5%                   9.6%

Credit Quality
(In thousands)
Beginning .........................  $     11,568            $   13,690             $   14,108             $   15,183
                                      ------------           -----------           ------------            -----------
Provision .........................         5,567                 3,425                  2,593                  1,998
Acquired allowance ................         --                     (558)                  --                    1,378
Net charge-offs ...................       (3,445)                (2,449)                (1,518)                  (969)
                                      ------------           -----------           ------------            -----------
Ending allowance ..................  $     13,690            $   14,108             $   15,183             $   17,590


Allowance .........................          1.56%                 1.53%                  1.47%                  1.45%
Charge-off rate ...................          0.42%                 0.27%                  0.16%                  0.11%

Period end loans,net of
  unearned & leases ...............   $   877,638     10.9%  $  924,061      5.3%   $1,030,373      11.5% $ 1,217,184         21.5%

Period end common equity ..........   $   124,630      7.7%  $  136,681      9.7%   $  136,085      -0.4% $   156,034          9.6%

Period end assets .................   $ 1,264,424      5.0%  $1,262,471     -0.2%   $1,393,402      10.4% $ 1,614,497         20.2%


                                                                              35

                                    Glossary

Return on Assets - recurring earnings for the period as a percentage of average assets for the period.

Return on Equity - recurring earnings for the period as a percentage of average common equity for the period.

Cash Basis Performance Results and Ratios - These calculations exclude the effect on net income of amortization expense applicable to certain intangible assets. The ratios also exclude the effect of the unamortized balances of these intangibles from assets and equity.

Efficiency Ratio - calculated as recurring noninterest expense as a percentage of the sum of recurring net interest income on a fully taxable equivalent basis and recurring noninterest income.

Leverage Capital Ratio - Common shareholders' equity excluding unrealized securities gains and losses and certain intangible assets as a percentage of average assets for the most recent quarter less certain intangible assets.

Total Risk-Based Capital Ratio - The sum of shareholders' equity, a qualifying portion of subordinated debt and a qualifying portion of the allowance for loan and lease losses as a percentage of risk-weighted assets.

Net Charge-Off Ratio - Loan losses net of recoveries as a percentage of average loans and leases.

Internal Rate of Return - The interest rate that equates the present value of future returns to the investment outlay. An investment is considered acceptable if its IRR exceeds the required return. The investment is defined as the market value of the stock and/or other consideration to be received by the selling shareholders.

Recurring   Results  or  Ratios  -  earnings   excluding  charges  and  expenses
principally related to completing mergers and acquisitions.

Certain of the ratios discussed above may be annualized if the applicable periods are less than a full year.

The foregoing may be deemed to be offering materials of BB&T Corporation in connection with BB&T's proposed acquisition of Century South Banks, Inc. on the terms and subject to be conditions in the Agreement and Plan of Reorganization, dated December 4, 2000, between BB&T and Century South. This filing is being made in connection with Regulation of Takeovers and Security Holder Communications (Release Nos. 33-7760 and 34-42055) adopted by the Securities and Exchange Commission ("SEC").

Shareholders of Century South and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement of Form S-4 which BB&T will file with the SEC in connection with the proposed merger because it will contain important information about BB&T, Century South, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC's web site (http://www.sec.gov) and from CSBI and BB&T as follows:

     Stephen W. Doughty                    Alan W. Greer
     Chief Financial Officer               Shareholder Reporting
     Century South Banks, Inc.             BB&T Corporation
     2325 Lakeview Pkwy, Suite 450         Post Office Box 1290
     Alpharetta, Georgia  30004            Winston-Salem, North Carolina  27102
     Phone: (678) 624-1366                 Phone: (336) 733-3021

In addition to the proposed registration statement and proxy statement/prospectus, BB&T and CSBI file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by either company at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. BB&T's and CSBI's filings with the SEC are also available to the public from commercial document-retrieval services and on the SEC's web site at http://www.sec.gov.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BB&T CORPORATION
                                                (Registrant)

                                     By:         /S/ SHERRY A. KELLETT

                                                    Sherry A. Kellett
                                Senior Executive Vice President and Controller
                                           (Principal Accounting Officer)

Date:  December 5, 2000.